Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Brixmor Property Group Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Carroll, the Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: March 12, 2014

/s/Michael A. Carroll
Chief Executive Officer
(Principal Executive Officer)